Exhibit 10.27

FIRST AMENDMENT

TO

MANAGING BROKER-DEALER AGREEMENT

This First Amendment (this “Amendment”) to the Managing Broker-Dealer Agreement dated December 1, 2022 (the “Agreement”) by and between Cottonwood Communities, Inc., a Maryland corporation (the “Issuer”), and [***], a Utah limited liability company (the “Managing Broker-Dealer”), is entered into effective as of August 21, 2023 (the “Effective Date”), between the Issuer and the Managing Broker-Dealer. Capitalized terms used in this Amendment and not defined shall have the meanings set forth in the Agreement.

WHEREAS, the Issuer and the Managing Broker-Dealer desire to amend the Agreement in order to increase the maximum offering amount of Securities available for sale in the Offering.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereby agree as follows:

1. The introductory paragraph of the Agreement shall be revised to change the maximum offering amount of Securities available for sale in the Offering from $100,000,000 to $150,000,000.

2. Other than the amendments set forth in this Amendment, all terms, provisions and agreements set forth in the Agreement shall continue in full force and effect.

3. The terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the respective parties.

4. This Amendment may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.

5. Any electronic signature of a party hereto and of a party to take any action related hereto shall be valid as an original signature and shall be effective and binding. Any such electronic signature (including the signature(s) hereto) shall be deemed (i) to be “written” or “in writing,” (ii) to have been signed and (iii) to constitute a record established and maintained in the ordinary course of business and an original written record when printed from electronic files.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment shall be effective as of the Effective Date.

ISSUER:

Cottonwood Communities, Inc., a Maryland corporation

By:	/s/ Gregg Christensen
Name:	Gregg Christensen
Title:	Chief Legal Officer

MANAGING BROKER-DEALER:

[***], a Utah limited liability company

By:	[***]
Name:	[***]
Title:	CEO

[Signature Page to First Amendment to Managing Broker-Dealer Agreement]